UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on May 20, 2019. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1— Election of Directors

The following nominees were elected by stockholders to serve as Class I directors until the Company’s 2022 Annual Meeting of Stockholders:

Nominees for Class III director:	For	Withheld	Broker Non-Votes
Frank H. Laukien	128,099,545	3,327,461	2,929,134
John Ornell	129,816,832	1,610,174	2,929,134
Richard A. Packer	129,358,596	2,068,410	2,929,134

The following nominee was elected by stockholders to serve as a Class III director until the Company’s 2021 Annual Meeting of Stockholders:

Nominees for Class III director:	For	Withheld	Broker Non-Votes
Robert Rosenthal	130,331,088	1,095,918	2,929,134

Proposal No. 2 — Advisory Vote on Compensation of Named Executive Officers

The proposal to approve, on an advisory basis, the 2018 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders was approved based upon the following advisory vote:

For	Against	Abstain	Broker Non-Votes
129,798,365	1,615,219	13,422	2,929,134

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
132,098,183	2,250,182	7,775	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 20, 2019

	By:	/s/FRANK H. LAUKIEN
Frank H. Laukien, Ph.D.
President and Chief Executive Officer